SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                October 16, 2000
                        (Date of Earliest Event Reported)

                          SATTEL GLOBAL NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                 9172 Eton Ave.
                          Chatsworth, California 91311
                    (Address of Principal Executive Offices)

                            818-709-6201 (Telephone)
                               818-709-6462 (Fax)

                               OSTEO SYSTEMS, INC.
                                 2449 Lyric Ave.
                              Los Angeles, CA 90027
                        (Former Name and Former Address)

      Colorado                                                   95-3966863
 (State  or  other                 (Commission                 (IRS  Employer
 jurisdiction  of                  File Number)             Identification  No.)
  incorporation)
ITEM  5.          OTHER  EVENTS

        Sattel Global Networks, Inc., a Delaware corporation, and Osteo Systems, Inc. have entered into a formal arrangement whereby Osteo Systems, Inc. would acquire all the assets of Sattel Global Networks, Inc. The transaction has not been consummated but if, and when it does, the Registrant will file a comprehensive Form 8-K with all the appropriate exhibits as required.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

        On October 16, 2000, the Company's former Secretary and Treasurer and Director, Kendall Dorsett, the Company's Executive Vice-President, Suzanne
Sorensen, and Roland K. Fink, as President and Director tendered their resignations. The Company appointed George Weischadle, as President and Director, Stanley Cohen as Vice-President and Director, Werner F. Grieder as
Treasurer and Director, Darrell Cho as Secretary, Wayne Goettsche as Director and J. Edgar Benavente as a Director.

EXHIBITS

            Exhibit  No.      Exhibit  Description

               17             Resignation  of  Roland  W. Fink
               17.1           Resignation  of  Kendall Dorsett
               17.2           Resignation  of  Suzanne Sorensen
               17.3           Directors'  Consent Reolustion
               17.4           Unanimous  Written Consent of The  Directors  of
                                 Sattel  Global  Networks,  Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.






                       By  /s/_________________________
                                 Georeg  Weischadle,  President

                                 Date:  November  1,  2000